UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 30, 2015 (March 27, 2015)

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                       Entry Into a Material Definitive Agreement

On March 29, 2015, certain subsidiaries of HCP, Inc. (the “Company” and such subsidiaries “Lessor”) and HCR III Healthcare, LLC (“Lessee”), a subsidiary of HCR ManorCare, Inc. (“HCRMC”), entered into a Tenth Amendment (“Tenth Amendment”) to the Master Lease and Security Agreement, dated as of April 7, 2011, as amended by that certain First Amendment to Master Lease and Security Agreement, dated as of April 7, 2011, Second Amendment to Master Lease and Security Agreement, dated as of May 16, 2011, Third Amendment to Master Lease and Security Agreement, dated as of January 10, 2012, Fourth Amendment to Master Lease and Security Agreement, dated as of April 18, 2012, Fifth Amendment to Master Lease and Security Agreement, dated as of May 5, 2012, Sixth Amendment to Master Lease and Security Agreement, dated as of July 30, 2012, Seventh Amendment to Master Lease and Security Agreement, dated as of February 11, 2013, Eighth Amendment to Master Lease and Security Agreement, dated as of July 31, 2014, and Ninth Amendment to Master Lease and Security Agreement, dated as of September 30, 2014 (as amended, the “Master Lease”).  The Tenth Amendment is effective as of April 1, 2015 (the “Effective Date”).  The Master Lease is a triple-net lease that governs the post-acute, skilled nursing and assisted living facilities that the Company acquired in its 2011 transaction with HCRMC.

As of the Effective Date and pursuant to the Tenth Amendment, HCRMC will pay an initial net annual rent of $472,783,360 comprised of an aggregate amount of: (i) $19,000,000 initially representing the Tranche A Current Payment (described below); and (ii) $453,783,360 representing the minimum rent under the Master Lease.  Commencing on April 1, 2016, the minimum rent escalation shall be reset to 3% for each lease year through the expiration of the applicable initial term of each applicable pool of facilities.  The initial term of each pool will be extended by five years to an average of 16 years.  The existing extension options for each of the four pools have been divided into two extension terms, with the aggregate extension term remaining the same.  The first extension option must be exercised on a pool-by-pool basis, and the additional term varies by asset type within each pool, generally ranging from 5 to 17 years (with a limited number less than 5 years).  The second extension option extends the term for an additional 5 years.

Lessee will have a “Deferred Rent Obligation” of an aggregate amount of $525,000,000, which will be allocated into two tranches: a “Tranche A Deferred Rent Obligation” of $275,000,000; and a “Tranche B Deferred Rent Obligation” of $250,000,000.  From the Effective Date until the entire Tranche A Deferred Rent Obligation is paid in full, Lessee will pay a current annual rent factor payment (the “Tranche A Current Payment”) in an amount equal to (a) the then applicable “Tranche A Rental Factor” times (b) the outstanding amount of the Tranche A Deferred Rent Obligation.  The “Tranche A Rental Factor” means (i) six and nine-tenths percent (6.9%) per year for the first lease year following the Effective Date and (ii) for each lease year thereafter, the Tranche A Rental Factor will be increased by three percent (3.0%) per year, compounded annually.  Commencing on April 1, 2016, until the Tranche B Deferred Rent Obligation is paid in full, the amount of the outstanding Tranche B Deferred Rent Obligation will be increased by an amount equal to (a) the then applicable “Tranche B Rental Factor” times (b) the outstanding amount of the Tranche B Deferred Rent Obligation.  The “Tranche B Rental Factor” means (i) initially three percent (3.0%), (ii) commencing on April 1, 2019, four percent (4.0%), (iii) commencing on April 1, 2020, five percent (5.0%), and (iv) commencing on April 1, 2021 and for the remainder of the term, six percent (6.0%).

The entire Deferred Rent Obligation will be due and payable on the earliest to occur of (a) an Event of Default (as that term is defined under the Master Lease) for failure to pay the minimum rent under the Master Lease or failure to pay the Tranche A Current Payment; (b) Lessee’s failure to pay any installment of the Tranche A Current Payment when the same becomes due and payable; (c) any other Event of Default that results in a termination of all or any part of the Master Lease but only to the extent that Lessor has terminated the Master Lease with respect to seven percent (7%) or more (in the aggregate) of the number of facilities then subject to the Master Lease; (d) the expiration of the fixed term for the facilities in “Pool 1” of the Master Lease; (e) any initial public offering of HCRMC or its subsidiaries in which HCRMC’s controlling shareholder or members of executive management of HCRMC sell shares or receive proceeds; (f) any sale or transfer of a direct or indirect controlling interest in HCRMC or any Controlling Person (as that term is defined in the Master Lease) of HCRMC (other than certain permitted transfers); and (g) any sale or transfer of a majority interest in any material assets of HCRMC or any of its material subsidiaries, including, without limitation, the hospice business and/or the home healthcare business, except to the extent the net after tax proceeds are actually applied to payment of obligations under HCR Healthcare, LLC’s credit facilities as in effect from time to time or are actually applied to payment of the Deferred Rent Obligation.  All or any portion of the Deferred Rent Obligation may be prepaid at any time, or from time to time, at the option of Lessee without premium or penalty.  The Tenth Amendment also imposes certain restrictions on Lessee and HCRMC until the Deferred Rent Obligation is paid in full, including with respect to the payment of dividends and fees to HCRMC’s controlling shareholder and the transfer of equity interests in, or assets of, HCRMC or its subsidiaries.

The parties also agreed that HCRMC will cause certain affiliated entities to sell and the Company will purchase nine specified facilities for an aggregate purchase price of $275,000,000.  The purchase price allocated to the nine facilities will be used to reduce the Tranche A Deferred Rent Obligation as the sales are consummated.  The closing of the sales of these facilities will be subject to certain customary conditions and approvals.  If the closing with respect to any of these facilities has not occurred within one year following the Effective Date, the obligation to purchase any unsold facilities will terminate.  Following the sale of a facility, Lessee will lease such facility from the Company pursuant to the Master Lease.  Each facility so purchased will be a “Pool 4 Facility” under the Master Lease.  The nine facilities will contribute an aggregate of $19 million of annual rent (subject to escalation) under the Master Lease.

Item 2.06                                           Material Impairments.

On March 27, 2015, the Company concluded that it will record an estimated impairment charge of approximately $481 million, or $1.03 per diluted share, related to its direct financing lease (“DFL”) investments with HCRMC.

The impairment determination resulted from recent discussions with HCRMC in which they expressed an increasing desire to reduce rent in consideration of potential economic trades to the Company prior to the April 1, 2015 rental increase of 3.5% under the Master Lease (without regard to the Tenth Amendment).  HCRMC indicated that they sought an amendment of the Master Lease to provide financial flexibility to meet the reimbursement and competitive challenges they face in operating and growing their business, and to remove any uncertainty that could result from any further deterioration in their operating results and corresponding ability to remain in compliance with the covenants under their credit facilities.

The Company acquired the HCRMC real estate portfolio in April 2011 for a purchase price of $6.1 billion.  The non-cash impairment charge will reduce the carrying value of the HCRMC DFL investments from $6.6 billion to $6.1 billion, based on the present value of the future lease payments effective April 1, 2015 under the Master Lease, as amended by the Tenth Amendment.

Item 7.01                                           Regulation FD Disclosure

On March 30, 2015, the Company issued a press release announcing the Tenth Amendment and a slide presentation relating to the Tenth Amendment.  Copies of the Company’s press release and slide presentation are furnished as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Updated Guidance for Full Year 2015

In connection with entering into the Tenth Amendment, the Company is updating its full year 2015 guidance solely to reflect the impact of the Tenth Amendment to the Master Lease described herein.  The guidance does not reflect the previously announced acquisition of 35 private pay senior housing communities from Chartwell Retirement Residences for $849 million or other unannounced investments, and is as follows:  the Company expects Funds From Operations (“FFO”) applicable to common shares to range between $2.02 and $2.08 per diluted share; FFO as adjusted applicable to common shares to range between $3.06 and $3.12 per diluted share; Funds Available for Distribution (“FAD”) applicable to common shares to range between $2.63 and $2.69 per diluted share; and net income applicable to common shares to range between $0.87 and $0.93 per diluted share.  Full year 2015 FFO and net income per diluted share amounts reflect the estimated non-cash impairment charge of $1.03 per diluted share described above.

FFO, FFO as adjusted and FAD are supplemental non-GAAP financial measures that the Company believes are useful in evaluating the operating performance of real estate investment trusts.  A reconciliation of these non-GAAP financial measures to GAAP earnings per share is included as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 hereto, are being furnished to the SEC, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Forward-Looking Statements

The statements contained in this Form 8-K which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Company intends such forwarding-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These statements include, among other things, statements regarding FFO, FAD, income, lease coverage, fixed charge coverage and other financial projections and assumptions; future business strategies; expectations regarding the benefits of the amended Master Lease; and anticipated outcomes relating to the sale of non-strategic assets.  These statements are made as of the date hereof, are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s and its management’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements.  These risks and uncertainties include but are not limited to: the risk that the Company may not be able to achieve the benefits of the amended Master Lease or the sale of the non-strategic assets described above within expected time-frames or at all; risks relating to the Company’s ability to fully evaluate HCRMC’s ability to meet its contractual obligations under the amended Master Lease; any financial, legal, regulatory or reputational difficulties that HCRMC may experience; the risk that HCRMC’s financial performance will continue to decline; the risk that licensing and regulatory approvals required for the transfer of facilities under the Amended Master Lease are not obtained or are obtained subject to unanticipated conditions; the Company’s reliance on a concentration of a small number of tenants and operators, including HCRMC, for a significant portion of the Company’s revenues; the financial weakness of tenants and operators, including potential bankruptcies and downturns in their businesses, which results in uncertainties regarding the Company’s ability to continue to realize the full benefit of such tenants’ and/or operators’ leases, including with respect to HCRMC; the ability of the Company’s tenants and operators, including HCRMC, to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and to generate sufficient income to make rent and loan payments to the Company and the Company’s ability to recover investments made, if applicable, in their operations; the Company’s ability to negotiate the same or better terms with new tenants or operators if existing leases are not renewed or the Company exercises its right to replace an existing tenant or operator upon default; the potential impact of future litigation matters, including the possibility of larger than expected litigation costs, adverse results and related developments; the effect on healthcare providers of legislation addressing entitlement programs and related services, including Medicare and Medicaid, which may result in future reductions in reimbursements; changes in federal, state or local laws and regulations, including those affecting the healthcare industry that affect the Company’s costs of compliance or increase the costs, or otherwise affect the operations, of its tenants and operators, including HCRMC; and other risks and uncertainties described from time to time in the Company’s Securities and Exchange Commission filings, including its 2014 Annual Report on Form 10-K and quarterly reports on Form 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.  These statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being furnished herewith:

No.	Description

99.1	Press Release, dated March 30, 2015

99.2	HCR ManorCare Master Lease Amendment Slide Presentation, dated March 30, 2015

99.3	Reconciliation of HCP, Inc.’s projected FFO, FFO as adjusted and FAD per share to GAAP earnings per share for full year 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: March 30, 2015	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release, dated March 30, 2015

99.2	HCR ManorCare Master Lease Amendment Slide Presentation, dated March 30, 2015

99.3	Reconciliation of HCP, Inc.’s projected FFO, FFO as adjusted and FAD per share to GAAP earnings per share for full year 2015